UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2005

Thomas & Betts Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	1-4682	22-1326940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8155 T&B Boulevard, Memphis, Tennessee		38125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	901-252-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2005, Stanley P. Locke was elected as an executive officer of the Corporation. Therefore, the Thomas & Betts Corporation Executive Retirement Plan (the "Plan") was amended to add Stanley P. Locke, Vice President - Controller, as a participant in the Plan effective June 1, 2005.

Mr. Locke also executed a Termination Protection Agreement effective June 1, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Executive Retirement Plan, as amended February 4, 2004 (Incorporated by reference to Exhibit 10.13 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and incorporated herein by reference).

10.2 Appendix A to Executive Retirement Plan, as amended June 1, 2005.

10.3 Termination Protection Agreement between Thomas & Betts Corporation and Stanley P. Locke dated June 1, 2005.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation

June 6, 2005	By:	J. N. Raines

Name: J. N. Raines
Title: Vice President - General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.2	Appendix A to Executive Retirement Plan, as amended June 1, 2005.
10.3	Termination Protection Agreement between Thomas & Betts Corporation and Stanley P. Locke dated June 1, 2005.